Events after the reporting period	12 Months Ended
Dec. 31, 2020
Events after the reporting period
Events after the reporting period

30. Events after the reporting period

Combination of Ardagh Metal Packaging with Gores Holdings V

On February 22, 2021, the Group entered into a business combination agreement with Gores Holdings V Inc.,  a  special purpose acquisition company sponsored by an affiliate of The Gores Group (“Gores Holdings V”) for the purpose of effecting a merger, acquisition, or similar business combination, under which Gores Holdings V will combine with Ardagh’s metal packaging business that will be held by an Ardagh wholly owned subsidiary, Ardagh Metal Packaging S.A. (“Ardagh Metal Packaging” or “AMP”) to create an independent, pure-play beverage can business, public company. AMP also announced its intention to apply to list its shares on the NYSE.

AMP will hold Ardagh’s metal packaging business, which is a leading supplier of beverage cans globally, with a particular focus on The Americas and Europe. Headquartered, in Luxembourg, the business supplies sustainable and infinitely-recyclable metal packaging to a diversified customer base of leading global, regional and national beverage producers. Ardagh’s metal packaging business operates 23 production facilities in Europe and the Americas, employs approximately 4,900 people and recorded revenues of $3.5 billion in 2020. AMP will be a global leader in the supply of sustainable and infinitely-recyclable beverage cans that has a leading presence in the Americas and Europe and is the second-largest beverage can producer in Europe and the third-largest in North America and Brazil.

Additional investors have committed to participate in the proposed business combination by purchasing 60 million shares of AMP for an aggregate purchase price of $600 million in a private placement at $10.00. In connection with the transactions, AMP intends to raise new debt of approximately $2.65 billion, (approximately $2.3 billion net). Assuming no share redemptions by the public stockholders of Gores Holdings V, approximately $525 million in cash held in Gores Holdings V’s trust account, together with the $600 million in private placement proceeds and approximately $2.3 billion of the new debt raised by AMP, will be used to pay up to $3.4 billion in cash to Ardagh, as well as to pay transaction expenses. Upon closing of the transactions, assuming no redemptions by Gores Holdings V’s public stockholders, Ardagh will retain an equity interest in the Company of approximately 80%, the investors in the private placement will hold approximately 10% and Gores Holdings V’s stockholders and its sponsor will hold approximately 10%. Ardagh intends to remain a committed, long-term majority shareholder of AMP. The cash proceeds from the transactions will be used to reduce net debt at Ardagh.

The proposed business combination, which has been unanimously approved by the boards of directors of both Ardagh and Gores Holdings V, is expected to close in the second quarter of 2021, subject to receipt of Gores Holdings V stockholder approval, approval of AMP’s shares for listing on the NYSE, the satisfaction of the condition to Ardagh’s obligations that it receives at least $3 billion in cash from the transactions and the satisfaction or waiver of other customary closing conditions.

Dividend Declared

On February 15, 2021, the Company approved a cash dividend of $0.15 per common share. Please see Note 26.